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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): March 1, 2004


                             AVIC Technologies Ltd.
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             (Exact Name of Registrant as Specified in its Charter)



            Delaware                   000-32477             98-0212726
--------------------------------      ------------      ----------------------
(State or Other Jurisdiction of       (Commission          (I.R.S. Employer
Incorporation or Organization)        File Number)       Identification Number)




447 ST FRANCOIS-XAVIER ST, MONTREAL QUEBEC, CANADA            H2Y 2T1
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code: (514) 844-3510
                                                    --------------


N/A
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(Former Name or Former Address if Changed Since Last Report)



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Item 5.   Other Events.

     On February 3, 2004, AVIC Technologies Ltd., a Delaware corporation ("Registrant"), executed a Share Exchange Agreement (the "Exchange Agreement") with six shareholders (the "Sellers"), together owning 100% of the common and voting stock of East Delta Resources Corp. ("EDR"), a Delaware corporation. Under the terms of the Exchange Agreement, Registrant is to acquire all issued and outstanding shares of EDR in consideration for the issuance to the Sellers of an aggregate of 25,650,000 shares of Common Stock of Registrant (the "Exchange"). Subsequent to this acquisition the total number of Registrant's common stock issued and outstanding will be 41,871,000 with the Sellers owning, in the aggregate, approximately 61% of Registrant's outstanding stock.

     Since Mr. Victor Sun, Registrant's sole Director, is also a 25.3% shareholder of EDR, the Exchange Agreement requires, as a pre-closing condition, approval by Registrant's stockholders. On March 1, 2004, Registrant received the written consent of a majority of its outstanding shares. To comply with federal and Delaware law Registrant intends to file a Schedule 14C with the SEC describing the transaction and then mail a copy of said Schedule to each stockholder. Registrant intends to close on the transaction in April 2004, following the mandatory waiting periods.


     Upon completion of the Exchange, Mr. Louis Ladouceur will be added to the Registrant's Board of Directors. Mr. Ladouceur, age 62, is the President and CEO of Delta Placement of Montreal, Quebec, a private investment company in the hospitality and related consulting business. He is an engineer by profession and has managed engineering projects in the cement industry for over 25 years.

     In connection with the Exchange, Registrant intends to amend its certificate of incorporation to (i) effectuate a reverse split in the range of one for three to one for five of all issued and outstanding shares of Common Stock and (ii) change its corporate name from AVIC Technologies Ltd. to East Delta Resources Corp. The written consents received from its stockholders also approved these two items.



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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



Date: March 1, 2004



                                              AVIC Technologies Ltd.




                                              By: /s/ Victor I.H. Sun
                                                 ---------------------
                                                 Victor I.H. Sun
                                                 President









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